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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2004

SEROLOGICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26126 (Commission File Number)	58-2142225 (IRS Employee Identification No.)
5655 Spalding Drive, Norcross, GA (Address of Principal Executive Offices)		30092 (Zip Code)

(678) 728-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

        Serologicals Corporation is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statements on Form S-3 (Nos. 333-117551 and 333-120379).

        On December 15, 2004, Serologicals Corporation (the "Company") entered into an Underwriting Agreement with J.P. Morgan Securities Inc., as Representative of the several underwriters listed on Schedule I attached thereto (collectively, the "Underwriters"), and the stockholders of the Company named on Schedule II attached thereto (the "Selling Stockholders"). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriters 4,200,000 shares of its Common Stock, par value $0.01 per share (the "Common Stock"), and the Selling Stockholders agreed to sell to the Underwriters 1,362,860 shares of Common Stock. In addition, the Company granted the Underwriters an option to purchase up to 630,000 shares of common stock to cover over-allotments, if any. The Underwriters may exercise the option at any time in whole, of from time to time in part, on or before the thirtieth day following the date of the Underwriting Agreement. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Stockholders and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1. and is incorporated herein by reference.

Item 7.01—Regulation FD Disclosure.

        On December 16, 2004, the Company issued a press release stating that it had entered into the Underwriting Agreement referred to above. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01—Financial Statements and Exhibits

  (c)
  Exhibits

1.1	Underwriting Agreement, dated December 15, 2004, by and among J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule I thereto, Serologicals Corporation and the selling stockholders listed in Schedule II thereto.
5.1	Opinion of King & Spalding LLP
23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)
99.1	Press Release issued by Serologicals Corporation on December 16, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEROLOGICALS CORPORATION
By:	/s/ PHILIP A. THEODORE
Name:	Philip A. Theodore
Title:	Vice President, General Counsel

Date: December 17, 2004

EXHIBIT INDEX

Number	Description
1.1	Underwriting Agreement, dated December 15, 2004, by and among J.P. Morgan Securities Inc., as representative of the several underwriters listed in Schedule I thereto, Serologicals Corporation and the selling stockholders listed in Schedule II thereto.
5.1	Opinion of King & Spalding LLP
23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)
99.1	Press Release issued by Serologicals Corporation on December 16, 2004.

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  Item 1.01 Entry into a Material Definitive Agreement
  Item 7.01—Regulation FD Disclosure.
  Item 9.01—Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX